Exhibt 10.49

SECURITY AGREEMENT

This Security Agreement, dated as of February 9, 2026 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), is made by and between Minglemint Solutions LLC, a limited liability corporation formed under the laws of the State of Pennsylvania (the “Borrower”), and Kala Bio, Inc., a Delaware corporation (the “Secured Party,” and together with the Borrower, the “Parties”).

Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Secured Promissory Note (as defined herein).

WHEREAS, on the date hereof, the Secured Party has made a loan to the Borrower, in the form of a secured promissory note, in an aggregate principal amount of US$7,000,000.00 (the “Loan”), evidenced by that certain secured promissory note, dated as of February 9, 2026, by and between the Borrower and the Secured Party (as amended, supplemented or otherwise modified from time to time, the “Secured Promissory Note”); and

WHEREAS, this Agreement is given by the Borrower in favor of the Secured Party to secure the payment and performance of all of the Secured Obligations;

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.	Definitions.

(a)Unless otherwise specified herein, all references to Sections and Schedules herein are to Sections and Schedules of this Agreement.

(b)Unless otherwise defined herein, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9.

(c)For purposes of this Agreement, the following terms shall have the following meanings:

“Collateral” has the meaning set forth in Section 2.

“Event of Default” has the meaning set forth in the Secured Promissory Note.

“First Priority” means, with respect to any lien and security interest purported to be created in any Collateral pursuant to this Agreement, such lien and security interest is the most senior lien to which such Collateral is subject.

“Proceeds” means “proceeds” as such term is defined in section 9-102 of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Collateral, collections thereon or distributions with respect thereto.

“Secured Obligations” has the meaning set forth in Section 3.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Pennsylvania or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code as in effect from time to time in such state.

2.Grant of Security Interest. The Borrower hereby pledges and grants to the Secured Party, and hereby creates a continuing First Priority lien and security interest in favor of the Secured Party in and to all of its right, title and interest in and to the following, wherever located, whether now existing or hereafter from time to time arising or acquired (collectively, the “Collateral”):

(a)all fixtures and personal property of every kind and nature including all accounts (including insurance receivables), goods (including inventory and equipment), documents (including, if applicable, electronic documents), instruments, promissory notes, chattel paper (whether tangible or electronic), letters of credit, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), securities and all other investment property, commercial tort claims described on Schedule I hereof as supplemented by any written notification given by the Borrower to the Secured Party pursuant to Section 4(e), general intangibles (including all payment intangibles), money, deposit accounts, and any other contract rights or rights to the payment of money; and

(b)all Proceeds and products of each of the foregoing, all books and records relating to the foregoing, all supporting obligations related thereto, and all accessions of and to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to the Borrower from time to time with respect to any of the foregoing.

3.Secured Obligations. The Collateral secures the due and prompt payment and performance of:

(a)The Secured Promissory Note;

(b)the obligation of the Borrower from time to time arising under the Secured Promissory Note and this Agreement or otherwise with respect to the due and prompt payment of (i) the principal of and premium, if any, and interest on the Loan (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, attorneys’ fees and disbursements, reimbursement obligations, contract causes of action, expenses and indemnities, whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower under or in respect of the Secured Promissory Note and this Agreement; and

(c)all other covenants, duties, debts, obligations and liabilities of any kind of the Borrower under or in respect of the Secured Promissory Note and this Agreement or any other document made, delivered or given in connection with any of the foregoing, in each case whether evidenced by a note or other writing, whether allowed in any bankruptcy, insolvency, receivership or other similar proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (all such obligations, covenants, duties, debts, liabilities, sums and expenses set forth in Section 3 being herein collectively called the “Secured Obligations”).

4.	Perfection of Security Interest and Further Assurances.

(a)The Borrower shall, from time to time, as may be required by the Secured Party with respect to all Collateral, immediately take all actions as may be requested by the Secured Party to perfect the security interest of the Secured Party in the Collateral, including, without limitation, with respect to all Collateral over which control may be obtained within the meaning of sections 8-106, 9-104, 9-105, 9-106, 9- 107 and 9-107A of the UCC, section 201 of the federal Electronic Signatures in Global and National Commerce Act and, as the case may be, section 16 of the Uniform Electronic Transactions Act, as applicable, the Borrower shall immediately take all actions as may be requested from time to time by the Secured Party so that control of such Collateral is obtained and at all times held by the Secured Party. All of the foregoing shall be at the sole cost and expense of the Borrower.

(b)The Borrower hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including any financing or continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Borrower hereunder, without the signature of the Borrower where permitted by law, including the filing of a financing statement describing the Collateral as all assets now owned or hereafter acquired by the Borrower, or words of similar effect. The Borrower agrees to provide all information required by the Secured Party pursuant to this Section promptly to the Secured Party upon request.

(c)The Borrower hereby further authorizes the Secured Party to file with the United States Patent and Trademark Office and the United States Copyright Office (and any successor office and any similar office in any state of the United States or in any other country) this Agreement and other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Borrower hereunder, without the signature of the Borrower where permitted by law.

(d)If the Borrower shall at any time hold or acquire any certificated securities, promissory notes, tangible chattel paper, negotiable documents or warehouse receipts relating to the Collateral, the Borrower shall immediately endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

(e)If the Borrower shall at any time hold or acquire a commercial tort claim, the Borrower shall (i) immediately notify the Secured Party in a writing signed by the

Borrower of the particulars thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party and (ii) deliver to the Secured Party an updated Schedule I.

(f)If any Collateral is at any time in the possession of a bailee, the Borrower shall promptly notify the Secured Party thereof and, at the Secured Party’s request and option, shall promptly obtain an acknowledgment from the bailee, in form and substance satisfactory to the Secured Party, that the bailee holds such Collateral for the benefit of the Secured Party and the bailee agrees to comply, without further consent of the Borrower, at any time with instructions of the Secured Party as to such Collateral.

(g)The Borrower agrees that at any time and from time to time, at the expense of the Borrower, the Borrower will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the Secured Party may request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral.

5.Representations and Warranties. The Borrower represents and warrants as follows:

(a)The Borrower is (i) duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (ii) duly qualified as a foreign organization and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (iii) in compliance with all requirements of law.

(b)The Collateral consisting of securities have been duly authorized and validly issued, and are fully paid and non-assessable and subject to no options to purchase or similar rights. The Borrower holds no commercial tort claims except as indicated on Schedule I. None of the Collateral constitutes, or is the proceeds of, (i) farm products, (ii) as-extracted collateral, (iii) manufactured homes, (iv) health-care- insurance receivables, (v) timber to be cut, (vi) aircraft, aircraft engines, satellites, ships or railroad rolling stock. None of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral. The Borrower has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

(c)At the time the Collateral becomes subject to the lien and security interest created by this Agreement, the Borrower will be the sole, direct, legal and beneficial owner thereof, free and clear of any lien, security interest, encumbrance, claim, option or right of others except for the security interest created by this Agreement and other liens permitted by the Secured Promissory Note.

(d)The pledge of the Collateral pursuant to this Agreement creates a valid and perfected First Priority security interest in the Collateral, securing the payment and performance when due of the Secured Obligations.

(e)It has full power, authority and legal right to pledge the Collateral pursuant to this Agreement.

(f)This Agreement has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to equitable principles (regardless of whether enforcement is sought in equity or at law).

(g)No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the pledge by the Borrower of the Collateral pursuant to this Agreement or for the execution and delivery of this Agreement by the Borrower or the performance by the Borrower of its obligations hereunder.

(h)The execution and delivery of this Agreement by the Borrower and the performance by the Borrower of its obligations hereunder, will not violate any provision of any applicable law or regulation or any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to the Borrower or any of its property, or the organizational or governing documents of the Borrower or any agreement or instrument to which the Borrower is party or by which it or its property is bound.

(i)The Borrower has taken all action required on its part for control (as defined in sections 8-106, 9-104, 9-105, 9-106, 9-107 and 9-107A of the UCC, section 201 of the federal Electronic Signatures in Global and National Commerce Act and, as the case may be, section 16 of the Uniform Electronic Transactions Act, as applicable) to have been obtained by the Secured Party over all Collateral with respect to which such control may be obtained pursuant to the UCC. No person other than the Secured Party has control or possession of all or any part of the Collateral.

6.	Voting, Distributions and Receivables.

(a)The Secured Party agrees that unless an Event of Default shall have occurred and be continuing, the Borrower may, to the extent the Borrower has such right as a holder of the Collateral consisting of securities, other equity interests or indebtedness owed by any obligor, vote and give consents, ratifications and waivers with respect thereto, except to the extent that, in the Secured Party’s reasonable judgment, any such vote, consent, ratification or waiver could or would detract from the value thereof as Collateral or which could or would be inconsistent with or result in any violation of any provision of the Secured Promissory Note or this Agreement.

(b)The Secured Party may, or at the request and option of the Secured Party the Borrower shall, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Secured Party in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Secured Party.

7.	Covenants. The Borrower covenants as follows:

(a)The Borrower will not, without providing at least sixty (60) days’ prior written notice to the Secured Party, change its legal name, identity, type of organization, jurisdiction of organization, corporate structure, location of its principal executive office or its principal place of business or its organizational identification number. The Borrower will, prior to any change described in the preceding sentence, take all actions requested by the Secured Party to maintain the perfection and priority of the Secured Party’s security interest in the Collateral.

(b)The Collateral, to the extent not delivered to the Secured Party pursuant to Section 4, will be kept at those locations listed Schedule II and the Borrower will not remove the Collateral from such locations without providing at least sixty (60) days’ prior written notice to the Secured Party. The Borrower will, prior to any change described in the preceding sentence, take all actions required by the Secured Party to maintain the perfection and priority of the Secured Party’s security interest in the Collateral.

(c)The Borrower shall, at its own cost and expense, defend title to the Collateral and the First Priority lien and security interest of the Secured Party therein against the claim of any person claiming against or through the Borrower and shall maintain and preserve such perfected First Priority security interest for so long as this Agreement shall remain in effect.

(d)The Borrower will not sell, offer to sell, dispose of, convey, assign or otherwise transfer, grant any option with respect to, restrict, or grant, create, permit or suffer to exist any mortgage, pledge, lien, security interest, option, right of first offer, encumbrance or other restriction or limitation of any nature whatsoever on, any of the Collateral or any interest therein except with the prior written consent of the Secured Party.

(e)The Borrower will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon. The Borrower will permit the Secured Party, or its designee, to inspect the Collateral at any reasonable time, wherever located.

(f)The Borrower will pay promptly when due all taxes, assessments, governmental charges, and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement.

(g)The Borrower will continue to operate its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

8.Secured Party Appointed Attorney-in-Fact. The Borrower hereby appoints the Secured Party the Borrower’s attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, from time to time in the Secured

Party’s discretion to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement (but the Secured Party shall not be obligated to and shall have no liability to the Borrower or any third party for failure to do so or take action). This appointment, being coupled with an interest, shall be irrevocable. The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

9.Secured Party May Perform. If the Borrower fails to perform any obligation contained in this Agreement, the Secured Party may itself perform, or cause performance of, such obligation, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Borrower; provided that the Secured Party shall not be required to perform or discharge any obligation of the Borrower.

10.Reasonable Care. The Secured Party shall have no duty with respect to the care and preservation of the Collateral beyond the exercise of reasonable care. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to any claims, the nature or sufficiency of any payment or performance by any party under or pursuant to any agreement relating to the Collateral or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Nothing set forth in this Agreement, nor the exercise by the Secured Party of any of the rights and remedies hereunder, shall relieve the Borrower from the performance of any obligation on the Borrower’s part to be performed or observed in respect of any of the Collateral.

11.	Remedies Upon Default.

(a)If any Event of Default shall have occurred and be continuing, the Secured Party, without any other notice to or demand upon the Borrower, may assert all rights and remedies of a secured party under the UCC or other applicable law, including, without limitation, the right to take possession of, hold, collect, sell, lease, deliver, grant options to purchase or otherwise retain, liquidate or dispose of all or any portion of the Collateral. If notice prior to disposition of the Collateral or any portion thereof is necessary under applicable law, written notice mailed to the Borrower at its notice address as provided in Section 15 hereof 10 (ten) days prior to the date of such disposition shall constitute reasonable notice, but notice given in any other reasonable manner shall be sufficient. So long as the sale of the Collateral is made in a commercially reasonable manner, the Secured Party may sell such Collateral on such terms and to such purchaser(s) as the Secured Party in its absolute discretion may choose, without assuming any credit risk and without any obligation to advertise or give notice of any kind other than that necessary under applicable law. Without precluding any other methods of sale, the sale of the Collateral or any portion thereof shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of creditors disposing of similar property. At any sale of the Collateral, if permitted by applicable law, the Secured Party may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of the Collateral or any part thereof payable at such sale. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by it of any rights hereunder. The Borrower hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Secured Party or any custodian may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Secured Party nor any custodian shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto. The Borrower agrees that it would not be commercially unreasonable for the Secured Party to dispose of the Collateral or any portion thereof by utilizing internet sites that provide for the auction of assets of the type included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. The Secured Party shall not be obligated to clean-up or otherwise prepare the Collateral for sale.

(b)If any Event of Default shall have occurred and be continuing, all rights of the Borrower to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 6(a), shall immediately cease, and all such rights shall thereupon become vested in the Secured Party, which shall have the sole right to exercise such voting and other consensual rights.

(c)If any Event of Default shall have occurred and be continuing, any cash held by the Secured Party as Collateral and all cash Proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in whole or in part by the Secured Party to the payment of expenses incurred by the Secured Party in connection with the foregoing or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Party hereunder, including reasonable attorneys’ fees, and the balance of such proceeds shall be applied or set off against all or any part of the Secured Obligations in such order as the Secured Party shall elect. Any surplus of such cash or cash Proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive such surplus. The Borrower shall remain liable for any deficiency if such cash and the cash Proceeds of any sale or other realization of the Collateral are insufficient to pay the Secured Obligations and the fees and other charges of any attorneys employed by the Secured Party to collect such deficiency.

(d)If the Secured Party shall determine to exercise its rights to sell all or any of the Collateral pursuant to this Section, the Borrower agrees that, upon request of the Secured Party, the Borrower will, at its own expense, do or cause to be done all such acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

12.No Waiver and Cumulative Remedies. The Secured Party shall not by any act (except by a written instrument pursuant to Section 14), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

13.Security Interest Absolute. The Borrower hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. All rights of the Secured Party and liens and security interests hereunder, and all Secured Obligations hereunder, shall be absolute and unconditional irrespective of:

(a)any illegality or lack of validity or enforceability of any Secured Obligation or any related agreement or instrument;

(b)any change in the time, place or manner of payment of, or in any other term of, the Secured Obligations, or any rescission, waiver, amendment or other modification of the Secured Promissory Note and this Agreement or any other agreement, including any increase in the Secured Obligations resulting from any extension of additional credit or otherwise;

(c)any taking, exchange, substitution, release, impairment or non- perfection of any Collateral or any other collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for all or any of the Secured Obligations;

(d)any manner of sale, disposition or application of proceeds of any Collateral or any other collateral or other assets to all or part of the Secured Obligations;

(e)any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations;

(f)any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, the Borrower against the Secured Party; or

(g)any other circumstance (including, without limitation, any statute of limitations) or manner of administering the Loan or any existence of or reliance on any representation by the Secured Party that might vary the risk of the Borrower or otherwise operate as a defense available to, or a legal or equitable discharge of, the Borrower or any other grantor, guarantor or surety.

14.Amendments. None of the terms or provisions of this Agreement may be amended, modified, supplemented, terminated or waived, and no consent to any departure by the Borrower therefrom shall be effective unless the same shall be in writing and signed by the Secured Party and the Borrower, and then such amendment, modification, supplement, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given.

15.Addresses For Notices. All notices and other communications provided for in this Agreement shall be in writing and shall be personally delivered to an officer or a responsible employee of the Secured Party or the Borrower, as the case may be, or sent by facsimile or other direct electronic means, charges prepaid, as follows (or as to either Party at such other address as shall be designated by such Party in a written notice to each other Party):

In the case of the Borrower:	Minglemint Solutions LLC
5361 Winter Dr.
Tobyhanna, PA 18466-8126

Attention: Menachem Wagner

Email: menachemwagner@gmail.com

In the case of the Secured Party:	Kala Bio, Inc.
1167 Massachusetts Avenue
Arlington, MA 02476

Attention: Avi Minkowitz

Email: aviminksmail@gmail.com

16.Continuing Security Interest; Further Actions. This Agreement shall create a continuing First Priority lien and security interest in the Collateral and shall (a) subject to Section 17, remain in full force and effect until payment and performance in full of the Secured Obligations, (b) be binding upon the Borrower, its successors and assigns, and (c) inure to the benefit of the Secured Party and its successors, transferees and assigns; provided that the Borrower may not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Secured Party. Without limiting the generality of the foregoing clause (c), any assignee of the Secured Party’s interest in any agreement or document which includes all or any of the Secured Obligations shall, upon assignment, become vested with all the benefits granted to the Secured Party herein with respect to such Secured Obligations.

17.Termination; Release. On the date on which all Secured Obligations have been paid and performed in full, the Secured Party will, at the request and sole expense of the Borrower, (a) duly assign, transfer and deliver to or at the direction of the Borrower (without recourse and without any representation or warranty) such of the Collateral as may then remain in the possession of the Secured Party, together with any monies at the time held by the Secured Party hereunder, and (b) execute and deliver to the Borrower a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement.

18.Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the State of Pennsylvania and applicable federal laws, except to the extent perfection and the effect of perfection or non-perfection of the security interest granted hereunder, in respect of any particular Collateral, are governed by the laws of a jurisdiction other than the State of Pennsylvania.

19.WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY HERETO, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY

JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH PARTY HERETO.

20.Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

21.No Obligation. Nothing contained herein shall be construed as an obligation on the part of the Secured Party to extend or continue to extend credit to the Borrower.

22.Cumulative Rights. All rights and remedies of the Secured Party hereunder are cumulative of each other and of every other right or remedy which a secured party may otherwise have at law or in equity, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies. Further, except as specifically noted as a waiver herein, no provision of this Agreement is intended by the Parties to waive any rights, benefits or protection afforded to a secured party under Pennsylvania law or other applicable law.

23.Descriptive Headings. The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

24.No Contra Proferentem. This Agreement has been reviewed by each Party’s professional advisors, and revised during the course of negotiations between the Parties. Each Party acknowledges that this Agreement is the product of their joint efforts, that it expresses their intentions, and that, if there is any ambiguity in any of its provisions, no rule of interpretation favoring one Party over another based on authorship will apply.

25.Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different Parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement constitutes the entire contract among the Parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

MINGLEMINT SOLUTIONS LLC, as Borrower

By	/s/ Menachem Wagner
Name:	Menachem Wagner
Title:	Manager

KALA BIO, INC., as Secured Party

By	/s/ Avi Minkowitz
Name:	Avi Minkowitz
Title:	CEO

SCHEDULE I

COMMERCIAL TORT CLAIMS

SCHEDULE II

LOCATION OF COLLATERAL

5361 Winter Dr., Tobyhanna, PA 18466-8126